UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2026

THE GREENBRIER COMPANIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Oregon	001-13146	93-0816972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Centerpointe Drive Suite 200
Lake Oswego, Oregon		97035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 684-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2026, The Greenbrier Companies, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Atlas FRM LLC (d/b/a Atlas Holdings LLC) (“Atlas”) regarding the membership and composition of the Company’s board of directors (the “Board”) and related matters.

Pursuant to the Cooperation Agreement, the Company has agreed to, among other things, (i) appoint Emanuel R. Pearlman (the “New Director”) as a director of the Company, in the class of directors whose term expires at the Company’s 2027 annual meeting of shareholders (the “2027 Annual Meeting”), and to the Audit Committee of the Board, in each case effective as of October 27, 2026 (the “Appointment Effective Date”), and (ii) include the New Director in the Company’s slate of nominees for election at the 2027 Annual Meeting, for a term expiring at the Company’s 2030 annual meeting of shareholders, and recommend that the Company’s shareholders vote in favor of his election at the 2027 Annual Meeting.

The Cooperation Agreement further provides that (i) if the New Director is unable or unwilling to serve, resigns or is removed as a director, or otherwise ceases to be a director, the Company and Atlas will cooperate to identify a mutually acceptable replacement director who satisfies certain director criteria, subject to the conditions specified in the Cooperation Agreement; and (ii) concurrently with the execution of the Cooperation Agreement, the New Director will deliver to the Company an irrevocable letter of resignation pursuant to which he will resign from the Board and all committees thereof, subject to acceptance by the Board, effective immediately upon Atlas or any of its affiliates publicly announcing or disclosing any proposal or offer to acquire all or a majority of the Company’s voting securities or all or substantially all of the Company’s assets.

The Cooperation Agreement also includes certain voting commitments and provides for limited sharing of non-public information, subject to confidentiality and trading restrictions. In connection with the Cooperation Agreement, Atlas entered into a confidentiality agreement with the Company, including customary standstill commitments among other provisions.

The Cooperation Agreement will remain in effect until the standstill restrictions in Atlas’ confidentiality agreement with the Company expire, subject to earlier termination by the Company, upon written notice, if (i) Atlas or any of its affiliates publicly announces or discloses a proposal or offer to acquire all or a majority of the Company’s voting securities, or all or substantially all of its assets, or (ii) Atlas materially breaches that confidentiality agreement and, if the breach can be cured, fails to cure it within ten business days after written notice from the Company.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On October 24, 2026, pursuant to the Cooperation Agreement, the Board increased the size of the Board from ten to eleven directors and appointed Mr. Pearlman to the Board, to serve in Class III, with a term that expires at the 2027 Annual Meeting, and to the Audit Committee of the Board, in each case, effective as of the Appointment Effective Date. Other than the Cooperation Agreement, there are no arrangements or understandings between Mr. Pearlman and any other person pursuant to which he was selected as a director.

Mr. Pearlman is an accomplished corporate governance professional with more than 35 years of experience spanning investment management, executive finance, operations and advisory positions with publicly traded and private companies. Mr. Pearlman is the Founder, Chair and Chief Executive Officer of Liberation Investment Group, LLC, an investment management and consulting firm that provides financial consulting, capital-structure advice and support for IPOs, acquisitions, mergers, restructurings and other complex financial matters. He brings extensive business leadership and financial advisory experience to the Company through his public- and private-company board service, as well as his service on audit, compensation, finance and nominating and governance committees. He currently serves on the board of MidCap Financial Investment Corporation, a publicly traded business development company. Mr. Pearlman holds an AB in economics from Duke University and an MBA from Harvard Business School.

Mr. Pearlman will participate in the Company’s compensation program for non-employee directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2025. Mr. Pearlman will also enter into the Company’s standard form of indemnification agreement.

There are no transactions in which Mr. Pearlman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 26, 2026, the Company issued a press release announcing the appointment of Mr. Pearlman to the Company’s Board. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Cooperation Agreement, dated as of October 24, 2026, by and between the registrant and Atlas FRM LLC (d/b/a Atlas Holdings LLC)
99.1	Press Release, dated October 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Greenbrier Companies, Inc.

Date: October 26, 2026	By:	/s/ Christian M. Lucky
Christian M. Lucky Senior Vice President, Chief Legal and Compliance Officer